RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2021
Related Party [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
In the normal course of operations, the partnership entered into the transactions below with related parties at exchange value. These transactions have been measured at fair value and are recognized in the unaudited interim condensed consolidated financial statements.
(a)Transactions with the parent company
The partnership has in place a Deposit Agreement with Brookfield whereby it may place funds on deposit with Brookfield and whereby Brookfield may place funds on deposit with the partnership. The deposit balance is due on demand and bears interest at LIBOR plus 1.50%. As at June 30, 2021, the amount of the deposit from Brookfield was $427 million (December 31, 2020: $300 million). For the three and six months ended June 30, 2021, the partnership paid interest expense of $2 million and $4 million on these deposits.
The partnership pays Brookfield a quarterly base management fee, which is reflected within general and administrative expenses. For purposes of calculating the base management fee, the total capitalization of Brookfield Business Partners L.P. is equal to the quarterly volume-weighted average trading price of a unit on the principal stock exchange for the partnership units (based on trading volumes) multiplied by the number of units outstanding at the end of the quarter (assuming full conversion of the Redemption-Exchange Units into units of Brookfield Business Partners L.P.), plus the value of securities of the other service recipients that are not held by the partnership, plus all outstanding debt with recourse to a service recipient, less all cash held by such entities. The base management fee for the three and six months ended June 30, 2021 was $23 million and $41 million (June 30, 2020: $16 million and $32 million).
In its capacity as the holder of the special limited partnership units (“Special LP Units”) of Holding LP, Brookfield is entitled to incentive distribution rights. The incentive distribution for the three and six months ended June 30, 2021 was $79 million (June 30, 2020: $nil).
In addition, at the time of spin-off, the partnership entered into indemnity agreements with Brookfield related to certain contracts that were in place prior to the spin-off. Under these indemnity agreements, Brookfield has agreed to indemnify the partnership for the receipt of payments relating to such contracts.
(b)Other
The following tables summarize other transactions and balances the partnership has entered into with related parties:

	Three months ended June 30,		Six months ended June 30,
(US$ MILLIONS)	2021	2020	2021	2020
Transactions during the period
Business services revenues (1)	$133	$144	$287	$264
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(1) Within the partnership’s business services segment, the partnership provides construction services to affiliates of Brookfield.

(US$ MILLIONS)	June 30, 2021	December 31, 2020
Balances at end of period
Accounts and other receivable, net	$155	$98
Accounts payable and other	$234	$97